SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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Citizens Funds on behalf of its series - Citizens Core Growth Fund, Citizens
Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global
Equity Fund, Citizens International Growth Fund, Citizens Income Fund and
Citizens Money Market Fund
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               (Name of Registrant as Specified In Its Charter)

                              Lea Anne Copenhefer
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1.  Title of each class of securities to which transaction applies:

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    2.  Aggregate number of securities to which transaction applies:

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    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4.  Proposed maximum aggregate value of transaction:

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    5.  Total fee paid:

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[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

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    2.  Form, Schedule or Registration Statement No.:

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    3.  Filing Party:

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    4.  Date Filed:

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CITIZENS
FUNDS(R)
                    230 Commerce Way, Portsmouth, NH 03801 tele: (800) 223-7010 www.citizensfunds.com
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                            URGENT REMINDER NOTICE:

                          YOUR PROXY VOTE IS REQUIRED
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                             MONDAY, MAY 21, 2001

Dear Shareholder:

We are writing to remind you that the Special Meeting of Shareholders is scheduled for MONDAY, MAY 21, 2001, and WE HAVE NOT YET RECEIVED YOUR VOTE. In order for the Funds to pass proposals two through six at the meeting with respect to a Fund, we must receive voting instructions from more than 50% of the outstanding shares of that Fund, making it critical that all shareholders participate. Please take the time to cast your vote now so that we will obtain a sufficient number of votes to conclude the special meeting of shareholders.

If you have any questions regarding the meeting agenda or the execution of your proxy, please contact a Shareholder Services Representative at (800) 223-7010, Monday - Friday, 9:00 AM-8:00 PM ET.

For your convenience, we have established four easy methods to register your vote:

     BY PHONE:      For automated phone voting available 24 hours a day, call
                    (800) 597-7836. Enter the 14-digit control number located on your proxy card and follow the recorded instructions.

     BY INTERNET:   Access www.citizensfunds.com/proxy_voting.asp and follow
                    the onscreen instructions.

     BY MAIL: Simply return your executed proxy in the enclosed postage paid envelope.

     BY FAX:        Vote and sign your proxy card then fax toll free to (888)
                    796-9932.

                    DON'T HESITATE - VOTE YOUR PROXY TODAY!

If we do not receive an adequate number of votes by Friday, May 18th, we may be required to continue the Special Meeting to a later date and solicit additional votes by phone and/or mail. This will have a significant impact on both fund expenses and environmental resources. Please take the time to vote and ensure the success of the very important shareholder meeting.

Thank you in advance for your participation.

Sincerely,

Citizens Funds


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Advised by Citizens Advisers.   Distributed by Citizens Securities, Inc.   Printed on recycled paper.
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